Exhibit 10.16.10

CONFIDENTIAL TREATMENT

[NAVTEQ LOGO]

TERRITORY LICENSE NO. 6

Quick Reference Title:	Server-Based Applications (Europe)

Pursuant to the Data License Agreement between NT and Client dated as of the Effective Date identified therein and reiterated below (“Agreement”), NAVTEQ North America, LLC (acting also on behalf of its affiliate NAVTEQ Europe B.V., collectively “NT”) and Client hereby agree to the following additional terms and conditions. Capitalized terms not otherwise defined in the Agreement or within the body of this TL (including any exhibits or attachments hereto) shall have the meanings set forth in Exhibits A and B hereto. The parties hereby agree that Territory License No. 4, dated February 15, 2006, is hereby superseded in its entirety by this Territory License No. 6 as of the Effective Date hereof, and shall no longer have any effect.

Client:	TeleNav, Inc.
Effective Date of Agreement:	December 1, 2001
Effective Date of Territory License:	Date of last signature below
I. Territory License Term
The term of this TL shall commence on the Effective Date of this TL and continue until December 31, 2008, unless terminated as provided in the Agreement (“TL Term”).

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Douglas S. Miller

Name:	Lawrence M. Kaplan	Name:	Douglas S. Miller

Title:	Senior VP, General Counsel & Secretary	Title:	CFO

Date:	5/18/07	Date:	3/9/07

NAVTEQ EUROPE, BV

By:	/s/ Lawrence M. Kaplan

Name:	Lawrence M. Kaplan

Title:	Senior VP, General Counsel & Secretary

Date:	5/18/07

Cover Page of 17

CONFIDENTIAL TREATMENT

TERMS AND CONDITIONS

II.	Territory (check applicable geographic areas; each is a separate “Territory”).

☒	All of the following countries of Europe, consisting of:

Western Europe (Andorra, Austria, Belgium, Denmark, Eire (Republic of Ireland), Faroe Islands, Finland, France, Germany, Gibraltar, Greece, Greenland, Guernsey, Iceland, Italy/Vatican City, Jersey, Liechtenstein, Luxembourg, Malta, Man, Monaco, Norway, Portugal, San Marino, Spain, Sweden, Switzerland, The Netherlands, United Kingdom)

Eastern Europe (Albania, Belarus, Bosnia & Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova*, Poland, Romania, Slovakia, Slovenia, Ukraine*, Yugoslavia (Serbia and Montenegro))

* Data for Moldova may not be used or distributed in Moldova and Data for Ukraine may not be used or distributed in Ukraine. Client agrees that it shall not export Copies of the Data for Moldova or Ukraine into each such country.

III.	Data Content & Quality.

Standard Data. The Data for Europe is NAVTEQ Standard Data, plus the Additional Content listed in Exhibit E. Standard Data shall mean the features and attributes specified in NT’s NAVTEQ Standard Data Content & Quality Specification (v.11.22.02) (“Specification”), and shall comply with the Verification Procedure for Accuracy and Completeness set forth in the Specification. To the extent that the Standard Data does not comply with the applicable Verification Procedure for Accuracy and Completeness or equivalent, NT’s sole obligation and Client’s sole remedy shall be for NT to use commercially reasonable efforts to effect such compliance. Standard Data shall further include additional content generally released by NT from time to time for which NT does not charge, in its sole discretion, additional license fees (“Add-Ons”); NT shall be under no obligation to release such additional content. Data for certain countries or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by NT following completion.

IV.	Application. Permitted Applications, as further described in Exhibit A.

V.	Licensed Use. Use of the Data is limited to:

A.	storing a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by Client; and

B.	using such Data together with the Application described in Section IV above to calculate and/or derive Transactions and deliver and display them to End-Users; and

C.	sublicensing third party business customers of Client (each a “Sublicensee”), under a written agreement between Client and such Sublicensee setting forth terms and conditions no less restrictive than those set forth in this Agreement as well as terms providing that NT shall be a third party beneficiary to such agreement with the right to audit such Sublicensee in a manner consistent with the provisions of the Agreement (“Sublicense Agreement”), to store a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by such Sublicensee and to use such Data together with the Application described in Section IV above to calculate and/or derive Transactions and deliver and display them to End-Users. Client shall be fully responsible for compliance by Sublicensees with Sublicense Agreements.

CONFIDENTIAL TREATMENT

VI.	Fees to NT.

A.	License Fees. License fee amounts are determined on a per Transaction or Subscription basis and are as set forth in Exhibit A hereto (“License Fees”).

B.	License Fee Reports & Due Dates. License Fee reports for Transactions distributed in each calendar month are due by the [*****] day of the following calendar month (e.g., the License Fee report for October is due by November [*****]). [*****], NT shall invoice Client for the amounts due. License Fees shall be due and paid by the [*****] day following the [*****].

VII.	Minimum Annual License Fee. Client shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due under this TL for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT; provided that the aggregate MALF for [*****] and this TL shall not exceed the amount set forth below:

Calendar Year 2007 and thereafter –[*****]

The MALF for each period is due in [*****] installments on the first day of each [*****]. Based on the fact that the Effective Date of this TL is later than the due date for the first [*****] MALF payment under [*****], the parties agree Client shall commence [*****] installments hereunder on the due date for the next [*****] MALF installment under [*****].

VIII.	Currency. U.S. Dollars. Client shall convert non-US Dollar license fees as identified herein into US Dollars by using the Federal Reserve Statistical Release Foreign Exchange Rates (http://www.federalreserve.gov/releases/h10/Hist/ dat00_eu.htm). The conversion rate to be used is the conversion rate listed for the last day of the reporting period specified in this TL. Client shall include its currency conversion calculations in each License Fee Report.

IX.	End-User Terms. Attached as Exhibit C. In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms.

X.	Additional Provisions.

A.	NT Marks & Legends. For purposes of this TL, Client’s obligations under the Agreement to display NT Marks & Legends shall be satisfied as follows:

1.	Marks. displaying the NAVTEQ ON BOARD logo on or immediately adjacent to each display of a Transaction; and

2.	Legends. displaying the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in the Agreement, the NT Identity Guidelines and/or otherwise by NT) on or immediately adjacent to each display of a Transaction.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

B.	Other Data Restrictions. Notwithstanding anything to the contrary in the Agreement, Client may not make any modifications, adaptations, or alterations of or to the Data (collectively “Modifications”) or associate or add any data to or in combination with the Data (collectively “Additions”), without NT’s prior written approval, except that Client may (1) reformat or recompile the Data for use in Applications, (2) add or associate features or attributes to the Data of a type not already included within the Specification, and (3) append to the Data geographic data of third parties for any country for which NT has less than [*****] (as defined in the Specification). Notwithstanding the foregoing, in no event shall Client make any Modifications or Additions that in any manner materially reduce, impair, or otherwise negatively impact upon the accuracy, completeness, integrity, or safety of the Data.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

EXHIBIT A

APPLICATION & LICENSE FEES

I.	Permitted Applications. Permitted Applications shall consist solely of the following, each as further defined below:

(a) “Off-Board Navigation Application”. An [*****] Application is a [*****] Application which (i) has [*****], (ii) uses the Data solely to provide [*****] Transactions, and (iii) uses [*****] in connection with deriving such [*****] Transactions.

(b) “Portable Off-Board Navigation Application”. A [*****] Application is a [*****] Application which (i) [*****], (ii) may use the Data solely to provide [*****] Transactions, (iii) uses [*****] in connection with deriving [*****] Transactions; and (iv) receives information from, and delivers information to, [*****]

(c) “Map and Route Transaction Application”. A [*****] Application is a [*****] Application (i) which uses the Data solely to provide [*****] Transactions and/or [*****] Transactions (and may not use Data to provide [*****] Transactions), and (ii) has [*****].

Subject to the Data Access Restrictions and all other restrictions set forth in the Agreement, the Permitted Applications shall not include Excluded Applications and, to the extent that Client has another Territory License under which Client is licensed for Applications (“Other Applications”) that are otherwise included within the definition of Permitted Applications under this Territory License, such Other Applications shall be excluded from the license granted under this Territory License.

II.	License Fees. License Fees for each Territory of Data are as set forth below in the applicable License Fee Table. License Fees consist of the base License Fee as derived from the applicable License Fee Table below plus any Additional Content fees.

A.	Base License Fees. Base License Fees are determined either on a per individual Transaction basis or on a Subscription basis in accordance with the rights granted by Client to End-Users in connection with the Application. For instance, if an End-User subscribes to an Application on a monthly basis, then the License Fees generated in connection with the provision of Transactions to such End User shall be calculated on a Monthly Subscription basis. If the End-User receives Transactions on a non-subscription basis, then the License Fees shall be calculated on a per Transaction basis. If an End-User receives Transactions on a combination of a monthly subscription basis and on a non-subscription basis, then the License Fees shall be calculated in the same manner.

1.	Per Transaction Fees. Where per Transaction fees apply, the applicable base License Fee is determined from the Tables below based on [*****]. License Fees associated with Transactions involving [*****] are calculated as follows:

a.	[*****] Transactions Per Transaction Fees. The License Fee associated with [*****] Transactions that involve [*****] is calculated as follows: [*****] shall constitute [*****] Transaction and shall be charged the applicable Base Per-Transaction License Fee for such [*****] Transaction. The License Fees associated with [*****] shall be determined by (a) [*****], and (b) [*****]. For example, for a [*****], the Base Per-Transaction Fee shall be [*****].

b.	[*****] Per Transaction Fees. The License Fee associated with [*****] Transactions that involve [*****] is calculated as follows: The base Per-Transaction License Fee for a [*****] Transaction shall apply [*****] in connection with such Transaction. The License Fees associated with [*****] shall be determined by (a) [*****], and (b) [*****]. For example, for a [*****], the Base Per-Transaction Fee shall [*****].

2.	Subscription Fees. Where Subscription fees apply, the applicable base License Fee is determined from the Tables below based on [*****]. For Identified End-Users who [*****], the license fees are calculated in accordance with the applicable Table below, [*****].

License Fees [*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
* The “[*****] Subscription Fee” [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

B.	Additional Content Fees. Additional Content is only available as provided in Exhibit F and the applicable Additional Content Schedule. If the Application makes use of Additional Content, additional fees will be added to the License Fee as provided in the applicable Additional Content Schedule. For [*****] Applications and [*****] Applications only, the following discounts shall apply to the Additional Content fees generated hereunder based upon [*****]:

[*****]	Discount [*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

C.	[*****] Discount. The License Fees are subject to the applicable [*****] Discount as determined pursuant to the applicable [*****] Tables below based upon [*****]. For example, if the License Fees for a given month equals [*****], then the applicable [*****] discount for the License Fees reported by Client would be [*****].

D.	Payment of License Fees. License Fees shall be due on and paid in accordance with Section VI(B) of this TL. For [*****], the license fees for [*****] shall be reported in the License Fee report that is due by the [*****] day of the calendar month following the month in which [*****] and such fees shall be due and paid [*****]. To the extent that Client is unable to accurately determine the amount of License Fees due for the [*****] by such date, Client shall estimate the license fees amount in good faith, and then adjust for variances in the next [*****] payment.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

Table 1

License Fees – [*****] Territory

[*****]	[*****]					[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Fees above are applied on a [*****] basis.

All License Fees provided above include the use of the Base Attribute Set only.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

Table 2

[*****] Discount Table – [*****] Territory

[*****] Territory
[*****]		[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

EXHIBIT B

DEFINITIONS

“Additional Content” means any data or content included in the Data as provided in Section III and as described in the applicable schedule to Exhibit F.

“Asset” means a person (including an End-User), animal, device, site, transportation means (e.g, a car or truck) or other mobile or immobile object.

“Base Attribute Set” means information in the Data relating to only those attributes that are classified as “Base” in NT’s list of data attributes attached hereto as Exhibit E (as such attributes are further defined in the Specification). NT may update the Base Attribute Set from time to time upon notice to Client, provided, however, that NT shall not re-categorize any “Base” attributes identified in Exhibit E as Enhanced Attributes.

“Copy” [*****]

“Core POIs” [*****]

“Data Access Restrictions” [*****]

“Device” means any computer device and/or communication device.

“Enhanced Attributes” means any attributes in the Data other than those included in the Base Attribute Set. In the event Client desires to make use of any Enhanced Attribute for which a License Fee is not provided in this TL, Client must first contact NT and NT shall provide the applicable fee, if any, for such attribute or bundle of attributes.

“Excluded Applications” means any use of the Data in any manner not expressly authorized under this TL, including, without limitation: (i) for [*****]; (ii) with or for [*****]; (iii) for, or in connection with, [*****]; (iv) for or with [*****]; or (v) for or with a [*****] Application; or (vi) [*****].

“Geocoding” means the [*****].

“Geomarketing Application” means an application that analyzes and displays [*****].

“Identified Asset” means a specifically Identified Asset of an identified End-User, the location of which Asset Client or Sublicensee [*****] using the Application.

“Identified End-User” means an End-User who Client specifically identifies by name, address and other information and whose usage of the Application Client [*****] in connection with each Transaction. Identified End-User does not include [*****].

“Identified Subscriber” means a subscriber who Client specifically identifies by name, address and other information and whose usage of the Application Client [*****] in connection with each Transaction. Identified Subscriber does not include [*****].

“In-Vehicle System Integration” shall have the meaning provided in the definition of [*****].

“Map” means a single [*****], which may include [*****]. Additionally, [*****] includes [*****].

“No In-Vehicle System Integration” means that the Application is incapable of [*****] except as follows: [*****].

“Optimization” means calculating one or more [*****].

“Region” means all or a particular portion of a Territory (or Territories) consisting specifically of the following:

[*****] Territory: [*****].

(a)	“Eastern Europe” or “E. Europe” shall mean the geographic area as described in Section II.

(b)	“Large Country Bundle” shall mean [*****].

(c)	“Large Europe Territory Country” shall mean any one of the following [*****].

(d)	“Small Europe Territory Country” shall mean any one of the following [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

(e)	“Western Europe” or “W. Europe” shall mean the geographic area as described in Section II.

“Route Information” means any one or more of [*****].

“Server-Based Application” means a system comprising a software application developed by or for Client which is [*****], and which Client or Sublicensee makes accessible to End-Users, [*****], and incorporates and uses the Data solely to derive and deliver Transactions, [*****], to the End-User for the End-User’s immediate or near immediate personal use. End-Users may [*****] solely for the End-User’s own immediate or near term personal use.

“Subscription” means each grant of the right to receive [*****] Transactions, [*****] Transactions or [*****] Transactions, as applicable, for (a) a period of [*****], (b) a period of [*****]; (c) a [*****] period (a “[*****] Subscription”) or (d) a period of [*****] (each a “[*****] Subscription) either without regard to the number of Transactions provided.

“Tile-Based Map” means a [*****]. The [*****] may be rendered in advance and cached or rendered at the time of the End-User request. [*****] may allow [*****].

“Transaction” means the provision of a single (i) [*****] Transaction, (ii) [*****] Transaction, or (iii) [*****] Transaction as further described below;

(a) “Map Transaction” means a [*****], (i) [*****] and (ii) up [*****]. [*****] Transactions may be included with [*****], in which case an increased [*****] Fee applies as set forth in Exhibit A (“[*****] Transactions”).

1.	In the case of [*****] Transactions, [*****] provided in connection with [*****] Transactions may further include [*****]. Therefore, under a [*****] Transactions, [*****].

2.	[*****] depicting information in the form of [*****] pursuant to a request by the End-User for [*****] may only be provided in connection with [*****] Transactions.

3.	A separate [*****] Transaction occurs for each instance [*****].

4.	As an example, where Client is providing [*****] Transactions on a per Transaction basis, if [*****], Client shall pay per Transaction license fees for [*****]. Where Client has granted the right to an Identified End-User to receive [*****] Transactions with [*****] for [*****].

5.	For the purpose of clarity, [*****] is permitted in connection with a [*****] Transaction, provided [*****] of the results of Geocoding is not permitted.

6.	The License Fees associated with [*****] Transactions that involve [*****] is calculated as provided in Exhibit A, Section II.

(b) “Route Transaction” means a [*****] Transaction plus the provision of [*****] in connection with a [*****]. [*****] Transactions shall consist of a [*****] Transactions of the same duration plus the provision of [*****] for a single Identified Asset. [*****] Transactions may be included with Monthly Subscriptions for Route Transactions, in which case an increased Monthly Subscription Fee applies as set forth in Exhibit A (“[*****] Transactions”).

1.	A separate [*****] Transaction occurs for each instance [*****]. Additionally, in connection with a [*****] Transaction, [*****]. [*****]. For example, where Client is providing [*****] Transactions on a per Transaction basis, if [*****] is provided [*****], Client shall pay license fees for [*****].

2.	The license fee associated with [*****] Transactions that involve [*****] is calculated as further described in Exhibit A, Section II.

(c) “Route Guidance Transaction” means any one or more of [*****], delivered via one or more communications to the End-User. As used in the preceding sentence, “[*****]” means [*****], and up to [*****].

(d) “Geofencing Transaction” means [*****].

“Vector Data” means Data represented in any form other than a [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

EXHIBIT C

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [CLIENT] (“[CLIENT]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X NAVTEQ [Insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario, © Canada Post Corporation, GeoBase ®.

NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.

© United States Postal Service® 200X. Prices are not established, controlled or approved by the United States Postal Service®. The following trademarks and registrations are owned by the USPS: United States Postal Service, USPS, and ZIP+4.

Terms and Conditions

Personal Use Only. You agree to use this Data together with [insert name of CLIENT’s authorized Application] for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions. Except where you have been specifically licensed to do so by [CLIENT], and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.

Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.

No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. [CLIENT] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [CLIENT] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

CONFIDENTIAL TREATMENT

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Entire Agreement. These terms and conditions constitute the entire agreement between [CLIENT] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

Governing Law. The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European NAVTEQ Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European NAVTEQ Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, this Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.

© 200X NAVTEQ — All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

CONFIDENTIAL TREATMENT

EXHIBIT D

CLASSIFICATION OF DATA ATTRIBUTES (v.01.01.06)

	Link Attributes	[*****]
General Attributes
1	Functional class	[*****]
2	Speed Category	[*****]
3	Lane Category	[*****]
4	Divider Location	[*****]
5	Divider Legal	[*****]
6	Direction of Travel	[*****]
7	Long Haul	[*****]
8	Stub Link	[*****]
Access Characteristics
9	Deliveries	[*****]
10	Taxis	[*****]
11	Trucks	[*****]
12	Emergency vehicles	[*****]
13	Carpools	[*****]
14	Through Traffic	[*****]
15	Autos	[*****]
16	Pedestrians	[*****]
17	Buses	[*****]
Display Characteristics
18	Boat Ferry	[*****]
19	Bridge	[*****]
20	Controlled Access	[*****]
21	Detailed City Inclusion	[*****]
22	Frontage Road	[*****]
23	Full Geometry	[*****]
24	Indescribable	[*****]
25	In-Process Data	[*****]
26	Intersection Internal	[*****]
27	Manoeuvre	[*****]
28	Multiply Digitised	[*****]
29	Paved	[*****]
30	POI Access Road	[*****]
31	Private	[*****]
32	Rail Ferry	[*****]
33	Ramp	[*****]
34	Roundabout	[*****]
35	Special Traffic Figure	[*****]
36	Tollway	[*****]
37	Tunnel	[*****]
38	Undefined Traffic Area	[*****]
39	Urban	[*****]
Names/Addresses
40	Address Range	[*****]
41	Address Format	[*****]

	Link Attributes	[*****]
42	Address Scheme	[*****]
43	Address Type	[*****]
44	Feature Type	[*****]
45	Route Type	[*****]
46	Base Name	[*****]
47	Language Code	[*****]
48	Prefix	[*****]
49	Suffix	[*****]
50	Direction On Sign	[*****]
51	Street Type	[*****]
Name Status
52	Exit Number	[*****]
53	Explicatable	[*****]
54	Junction Name	[*****]
55	Name on Road Sign	[*****]
56	Postal Name	[*****]
57	Stale Name	[*****]
58	Vanity Name	[*****]
Administrative Areas
59	Country	[*****]
60	Level 2 (State)	[*****]
61	Level 3 (County)	[*****]
62	Level 4 (City)	[*****]
63	Level 5 (Settlement)	[*****]
64	Postal Code	[*****]
65	Zones	[*****]
66	Government Code	[*****]
67	Language Code	[*****]
Points of Interest
68	Facility Type	[*****]
69	POI Name	[*****]
70	Name Language Code	[*****]
71	POI Symptoms	[*****]
72	POI Exonyms	[*****]
73	Street Address of POI	[*****]
74	Phone Number	[*****]
75	Capital Indicator	[*****]
76	Chain Name	[*****]
77	Food Type	[*****]
78	In Vicinity	[*****]
79	National Importance	[*****]
80	Parent/Child	[*****]
81	Percent from reference node	[*****]
82	Population	[*****]
83	POI Side	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

	Link Attributes	[*****]
84	Actual Address	[*****]
85	Vanity City	[*****]
86	POI X-Coordinate	[*****]
87	POI Y-Coordinate	[*****]
88	Open 24 Hours	[*****]
89	Building Type	[*****]
90	Rest Area Type	[*****]
91	Supported Petrol Cards	[*****]
92	Car Wash available	[*****]
93	ATM available	[*****]
94	Convenience store available	[*****]
95	Located on Motorway	[*****]
96	High flow diesel pump available	[*****]
97	Accessible for heavy good vehicles	[*****]
98	LPG, CNG and Diesel availability	[*****]
Signs
99	Sign Text	[*****]
100	Sign Language Code	[*****]
101	Branch Route Number	[*****]
102	Branch Text	[*****]
103	Toward Route Number	[*****]
104	Toward Text	[*****]
105	Exit Number	[*****]
Landuse
106	Administrative boundaries	[*****]
107	Aircraft roads	[*****]
108	Airport	[*****]
109	Bay/Harbour	[*****]
110	Built-Up Area	[*****]
111	Canal/Water Channel	[*****]
112	Cemetery	[*****]
113	Golf Course	[*****]
114	Hospital	[*****]
115	Industrial Complex	[*****]
116	Island	[*****]
117	Lake	[*****]
118	Military Base (North America Only)	[*****]
119	Native American Reservation (US/Canada only)	[*****]
120	Ocean	[*****]
121	Park (City/County)	[*****]
122	Park (National)	[*****]
123	Park (State)	[*****]
124	Pedestrian Area	[*****]

	Link Attributes	[*****]
125	Railroad	[*****]
126	River	[*****]
127	Shopping Centre	[*****]
128	Sports Complex	[*****]
129	Undefined Traffic Area	[*****]
130	University/College	[*****]
131	Woodland	[*****]
132	Cartographic Country Boundary	[*****]
133	Business/Commerce Building/Landmark	[*****]
134	Convention/Exhibition Building/Landmark	[*****]
135	Cultural Building/Landmark	[*****]
136	Education Building/Landmark	[*****]
137	Emergency Service Building/Landmark	[*****]
138	Government Building/Landmark	[*****]
139	Historical Building/Landmark	[*****]
140	Medical Building/Landmark	[*****]
141	Park/Leisure Building/Landmark	[*****]
142	Residential Building/Landmark	[*****]
143	Retail Building/Landmark	[*****]
144	Sports Building/Landmark	[*****]
145	Tourist Building/Landmark	[*****]
146	Transportation Building/Landmark	[*****]
147	Elevation Contours	[*****]
148	Cartographic State/Province Boundary (US/Canada only)	[*****]
149	Park in Water	[*****]
Country attributes
150	Currency Precision	[*****]
151	Currency Type	[*****]
152	Daylight Savings Time	[*****]
153	Driving Side	[*****]
154	House Number Format	[*****]
155	Maximum admin level	[*****]
156	Telephone Country Code	[*****]
157	Time Zone	[*****]
158	Unit of Measure	[*****]
Node attributes
159	Aligned	[*****]
160	X-Coordinate	[*****]
161	Y-Coordinate	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

	Link Attributes	[*****]
162	Z-level	[*****]
Conditions
Condition Type
Restrictive driving manoeuvre
163	(Legal)	[*****]
164	(Logical)	[*****]
165	(Physical)	[*****]
166	Toll booths	[*****]
167	Special Explications	[*****]
Gates
168	(Key Access)	[*****]
169	(Emergency Vehicle Access)	[*****]
170	(Permission required)	[*****]
171	Access Restrictions	[*****]
172	Construction Status Closed	[*****]
173	Direction of Travel	[*****]
174	Carpool restriction	[*****]
175	Usage Fee Required	[*****]
Condition Applies To
176	Deliveries	[*****]
177	Taxis	[*****]
178	Trucks	[*****]
179	Emergency vehicles	[*****]
180	Carpools	[*****]
181	Through Traffic	[*****]
182	Autos	[*****]
183	Pedestrians	[*****]
184	Buses	[*****]
185	Bicycles	[*****]
Condition Date/Time Modifiers
Traffic attributes

	Link Attributes	[*****]
186	RDS-TMC Codes	[*****]
Generalization attributes
Composite Road Features
187	(Intersections)	[*****]
188	(Roads)	[*****]
189	(Objects)	[*****]
Additional Attribute Set
190	Enhanced Geometry	[*****]
191	Speed Limit	[*****]
192	Special Speed Situation	[*****]
193	Special Speed Limit	[*****]
194	Dependent Special Speed Type	[*****]
195	Variable Speed Sign	[*****]
196	Speed Limit Unit	[*****]
197	Number of Lanes	[*****]
Map Voice Data attributes
198	Phonemes	[*****]
Extended Lane Information
199	Extended Number of Lanes	[*****]
200	Lane Dependent Validity	[*****]
201	Lane Direction of Traffic Flow	[*****]
202	Connectivity	[*****]
203	Connected Lanes	[*****]
Other
204	Direction of Linear Administrative Boundaries	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

EXHIBIT E

ADDITIONAL CONTENT

The Data shall include the following Additional Content, which Additional Content shall be subject to the terms and conditions and pricing as provided in a schedule attached hereto (each an “Additional Content Schedule”) for each applicable category of Additional Content as follows. Check applicable Additional Content or check here if no Additional Content is applicable:

☒	Phonetic Data

Certain Additional Content may not be completed and/or may not be produced within the TL Term or ever, and will only be available hereunder upon general release by NT following completion. Additional Content may not be available for all countries or areas. NT reserves the right to remove Additional Content upon reasonable notice to Client.

Additional Content is not available on a standalone basis and may be licensed and used in conjunction with Standard Data only.

CONFIDENTIAL TREATMENT

ADDITIONAL CONTENT SCHEDULE

[*****] DATA

1.	Definition

“Phonetic Data” means data for the Territory made by or for, and generally released by, NT, providing [*****].

2.	Additional Provisions

a.	Phonetic Data is available in the Territory for the following countries: Austria, France, Germany, Italy, The Netherlands, Spain, United Kingdom. NT may add countries to such list from time to time upon notice to Client.

b.	Phonetic Data may not be used with Map and Route Transaction Applications.

c.	The first two sentences of Section 8.1 of the Agreement shall not apply to Phonetic Data.

3.	License Fees. The following license fees apply for Phonetic Data in addition to the applicable [*****] Fees set forth in Exhibit A.

4.	Discounts: [*****] Discounts and [*****] discounts can be applied.

Table 1 — LICENSE FEES [*****]

[*****] Territory

[*****]	[*****]					[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Data license fees above for [*****] above are applied on a [*****] basis.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.